                                                                EXHIBIT 10.13(b)

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RYDER

                                                    PRESIDENT
                                                    CONSUMER TRUCK RENTAL
1996 INCENTIVE COMPENSATION PLAN                    PAGE 1
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  Supersedes 1995 President, Consumer Truck Rental Incentive Compensation Plan


INTRODUCTION

The following material explains the operation and administration of the 1996 Incentive Plan for the President, Consumer Truck Rental (Consumer). The plan is intended to serve as a single, comprehensive source of information that will explain your bonus for achieving various levels of performance.


BONUS OPPORTUNITY

The following table summarizes the maximum bonus opportunity:

            MAXIMUM BONUS OPPORTUNITY AS A PERCENTAGE OF BASE SALARY

----------------------------------------------------------------------------------------------------------
             RSI                CONSUMER               RPTS              INDIVIDUAL           TOTAL BONUS
         Performance           Performance          Performance          Performance         Opportunity *
----------------------------------------------------------------------------------------------------------
             60%                   10%                  10%                  20%                  100%

         (*)  See Special ROE Award section


BONUS PERFORMANCE MEASURES

For 1996, your bonus payout will be based on Ryder System, Inc. (RSI or the company) performance, Consumer performance, Ryder Public Transportation Services (RPTS) performance and your performance as an individual.

RSI performance is measured based on RSI Net Earnings After Tax (NAT) Return on Equity (ROE) performance and RSI Net Earnings Before Tax (NBT) performance for 1996.

Consumer performance is measured based on Consumer Net Earnings After Tax (NAT) Return on Assets (ROA) performance and Consumer NBT performance for 1996.

RPTS performance is measured based on RPTS Revenue performance and RPTS Product Line Profit performance for 1996.

Individual performance is determined based on a year-end assessment of your performance against objectives that you agreed to with management at the start of the year. Given their importance, the objectives should be in writing and may be updated during the year to adjust for priorities that may have changed.

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RYDER
                                                    PRESIDENT
                                                    CONSUMER TRUCK RENTAL
1996 INCENTIVE COMPENSATION PLAN                    PAGE 2
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DEFINITION OF MEASURES

Performance levels attained in the following areas determine the extent to which participants of this bonus plan are eligible for bonus awards.

  - RSI PERFORMANCE -- RSI performance payout is based on a grid which combines RSI ROE performance and RSI NBT performance.

            RSI ROE performance for the bonus year is calculated by dividing RSI NAT by RSI average equity.

            - RSI NAT is defined as RSI's consolidated Net Earnings After Tax from continuing operations (before accounting changes) for the bonus year, as certified to the Board of Directors and shareholders of RSI by the Company's independent auditors, including appropriate accruals for all incentive awards estimated to be payable for that bonus year.

            - RSI average equity is defined as the average of the four quarters' average equity. A quarter's average equity is defined as the equity, as shown on RSI's balance sheet at the beginning of each quarter plus the total equity as shown on RSI's balance sheet at the end of each quarter, divided by two.

             RSI NBT is defined as RSI's consolidated Net Earnings Before Tax as certified to the Board of Directors and shareholders of RSI by the Company's independent auditors, net of a provision for the total of all incentive awards, for the bonus year.

             CONSUMER PERFORMANCE -- Consumer performance payout is based on a grid which combines Consumer ROA performance and Consumer NBT performance.

             Consumer ROA performance for the bonus year is calculated by dividing Consumer NAT by Consumer average assets.

             - Consumer NAT is defined as Consumer's consolidated Net Earnings After Tax for the bonus year, as certified to the Board of Directors and shareholders of RSI by the Company's independent auditors, including appropriate accruals for all incentive awards estimated to be payable for that bonus year.

             - Consumer average assets is defined as the average of the four quarters' average assets. A quarter's average assets is defined as the assets, as shown on Consumer's balance sheet at the beginning of each quarter plus the total assets as shown on Consumer's balance sheet at the end of each quarter, divided by two.

              Consumer NBT is defined as Consumer's consolidated Net Earnings Before Tax as verified by the Senior Vice President and Controller, RSI, net of a provision for the total of all incentive awards, for the bonus year.

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RYDER
                                                         PRESIDENT
                                                         CONSUMER TRUCK RENTAL
1996 INCENTIVE COMPENSATION PLAN                         PAGE 3
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       -       RPTS PERFORMANCE -- RPTS performance payout is based on a grid which combines RPTS Revenue performance and RPTS Product Line Profit performance.

               RPTS Revenue is defined as RPTS' total revenue as verified by the Senior Vice President and Controller, RSI.

               RPTS Product Line Profit is defined as RPTS' product line profit as verified by the Senior Vice President and Controller, RSI.

       - INDIVIDUAL PERFORMANCE -- Individual performance is defined as each participant's performance against job requirements and objectives (MBOs), as agreed upon between the individual and his/her management, at the beginning of the bonus year.

               DIVERSITY OBJECTIVES WILL ACCOUNT FOR 25% OF EACH PARTICIPANT'S 1996 INDIVIDUAL PERFORMANCE OBJECTIVES. THIS REQUIREMENT RECOGNIZES THE IMPACT THAT SPECIFIC DIVERSITY GOALS HAVE ON THE ORGANIZATION. THE CONCEPT OF DIVERSITY NEED NOT BE LIMITED TO NUMBERS; IT EMBRACES THE INCLUSION OF OTHERS AND A VALUE OF EVERY PERSON'S UNIQUENESS.

               If applicable, goals and objectives may be revised during the bonus year to reflect changing business priorities.

               Individual performance awards are separate from payments based upon financial measurements and may be paid, in part or in whole, based on the Company's performance and/or ability to pay.

Bonus awards are subject to the recommendation of the Administrator of the plan and approval by the Board of Directors of RSI. (See "Bonus Payment")

NOTE: The effects of any unusual and material accounting transactions may be excluded from bonus calculations at the discretion of the Board of Directors of RSI.

===============================================================================
RYDER
                                                      PRESIDENT
                                                      CONSUMER TRUCK RENTAL
1996 INCENTIVE COMPENSATION PLAN                      PAGE 4
===============================================================================



BONUS CALCULATION

Bonus awards are based on the following grids.

         1)      RSI PERFORMANCE - ROE/NBT

         RSI performance payout is based on a grid consisting of two performance variables: 1996 RSI NAT ROE and 1996 RSI NBT. The potential bonus payout percent is determined by locating the point on the grid where the variables intersect. Actual performance may fall between the points specifically displayed on the grid, and the grid allows for interpolation between NBT points as shown. No bonus awards will be paid for performance below threshold. The potential bonus payout is expressed as a percentage of Maximum RSI Performance Bonus Opportunity, as shown on page 1.


                  POTENTIAL RSI PERFORMANCE BONUS PAYOUT AS A
              PERCENTAGE OF MAXIMUM RSI PERFORMANCE BONUS OPPORTUNITY

           ---------------------------------------------------------------------------------------------------
                                                             1996 RSI NBT ($MM)
           ---------------------------------------------------------------------------------------------------
                              THRESHOLD                                                                MAXIMUM
                                264.4         280.0          303.0         324.6          336.0         347.0
                              --------------------------------------------------------------------------------
                 ROE                                           % OF OPPORTUNITY
           ---------------------------------------------------------------------------------------------------
               <14.0%             30            40            50             55            75             80
           ---------------------------------------------------------------------------------------------------
           14.0% - 16.0%          40            50            60             65            85             90
           ---------------------------------------------------------------------------------------------------
               >16.0%             50            60            65             75            90            100
           ---------------------------------------------------------------------------------------------------


         2)      CONSUMER PERFORMANCE - ROA/NBT

         Consumer performance payout is based on a grid consisting of two performance variables: 1996 Consumer NAT ROA and 1996 Consumer NBT. The potential bonus payout percent is determined by locating the point on the grid where the variables intersect. Actual performance may fall between the points specifically displayed on the grid, and the grid allows for interpolation between NBT points as shown. No bonus awards will be paid for performance below threshold. The potential bonus payout is expressed as a percentage of Maximum Consumer Performance Bonus Opportunity, as shown on page 1.

                  POTENTIAL CONSUMER PERFORMANCE BONUS PAYOUT
                AS A PERCENTAGE OF MAXIMUM CONSUMER PERFORMANCE
                               BONUS OPPORTUNITY

                 ----------------------------------------------------------------------------------
                                                        1996 CONSUMER NBT ($MM)
                 ----------------------------------------------------------------------------------
                                 THRESHOLD                                                  MAXIMUM
                                   14.5           17.5           21.1           23.5          26.5
                                 ------------------------------------------------------------------
                     ROA                                   % OF OPPORTUNITY
                 ----------------------------------------------------------------------------------
                    <1.5%           10             30             50             55            60
                 ----------------------------------------------------------------------------------
                 1.5% - 2.4%        20             45             65             85            95
                 ----------------------------------------------------------------------------------
                    >2.4%           30             60             80             90            100
                 ----------------------------------------------------------------------------------

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RYDER
                                                       PRESIDENT
                                                       CONSUMER TRUCK RENTAL
1996 INCENTIVE COMPENSATION PLAN                       PAGE 5
===============================================================================



         3)      RPTS PERFORMANCE - REVENUE/PRODUCT LINE PROFIT

         RPTS performance payout is based on a grid consisting of two performance variables: 1996 RPTS Revenue and RPTS Product Line Profit. The potential bonus payout percent is determined by locating the point on the grid where the variables intersect. Actual performance may fall between the points specifically displayed on the grid, and the grid allows for interpolation between Profit points as shown. No bonus awards will be paid for performance below threshold. The potential bonus payout is expressed as a percentage of Maximum RPTS Performance Bonus Opportunity, as shown on page 1.


                     POTENTIAL RPTS PERFORMANCE BONUS PAYOUT
                   AS A PERCENTAGE OF MAXIMUM RPTS PERFORMANCE
                              BONUS OPPORTUNITY

          ----------------------------------------------------------------------
                              1995 RPTS Product Line Profit ($MM)
          ----------------------------------------------------------------------

                          THRESHOLD                                    MAXIMUM
             REVENUE         35.0           38.0           41.7           45.0
                          ----------------------------------------------------
              ($MM)                      % OF OPPORTUNITY
                < 431           20             50             55             80
            -------------------------------------------------------------------
            431 - 461           30             60             65             90
            -------------------------------------------------------------------
              > 461             40             70             75            100
            -------------------------------------------------------------------


         4)      INDIVIDUAL PERFORMANCE

         Individual performance payout is based on a grid consisting of individual performance results versus objectives. The potential bonus payout percent is determined by awarding a percentage within one of the grid ranges. The potential bonus payout is expressed as a percentage of Maximum Individual Performance Bonus Opportunity, as shown on page 1.

            POTENTIAL INDIVIDUAL PERFORMANCE BONUS PAYOUT AS A
          PERCENTAGE OF MAXIMUM INDIVIDUAL PERFORMANCE BONUS OPPORTUNITY



                    ----------------------------------------------------------------------------------------
                                             FAIR-SOME         CONSISTENT     SIGNIFICANTLY
                    INDIVIDUAL     % OF       CRITICAL            WITH            ABOVE
                    PERFORMANCE    TOTAL     SHORTFALLS       EXPECTATIONS    EXPECTATIONS     EXCEPTIONAL
                    ----------------------------------------------------------------------------------------
                     DIVERSITY
                    OBJECTIVES       25%       0-50%            51-70%           71-89%          90-100%

                    OTHER MBOs       75%       0-50%            51-70%           71-89%          90-100%
                    ----------------------------------------------------------------------------------------



         ALL PERFORMANCE GRIDS REPRESENT GUIDELINES ONLY. ACTUAL PAYOUTS MAY BE PRORATED DOWNWARD AT THE COMPANY'S DISCRETION. ADDITIONAL CRITERIA MAY ADJUST THE PERFORMANCE PORTION DOWNWARD IF SPECIFIC GOALS ARE NOT ACHIEVED. THE GRIDS WILL BE REVISED ANNUALLY TO ENSURE CONSISTENCY WITH COMPANY GOALS AND OBJECTIVES.

===============================================================================
RYDER
                                                       PRESIDENT
                                                       CONSUMER TRUCK RENTAL
1996 INCENTIVE COMPENSATION PLAN                       PAGE 6
===============================================================================


BONUS CALCULATION EXAMPLE

         Total bonus would be calculated as follows given the following information:

         Eligible Base Salary                                                                $ 250,000
         1996 RSI NAT ROE                                                                        15.0%
         1996 RSI NBT                                                                        $   336MM
         1996 Consumer NAT ROA                                                                    2.2%
         1996 Consumer NBT                                                                   $  21.1MM
         1996 RPTS Revenue                                                                   $   436MM
         1996 RPTS Product Line Profit                                                       $  41.7MM
         Individual Performance - Diversity Objectives                Significantly Above Expectations
         Individual Performance - Other MBOs                          Significantly Above Expectations

                 1)       RSI Performance
                          60% Maximum RSI Performance Bonus Opportunity
                          85% Potential RSI Performance Bonus Payout (from grid)

                          60% x 85% = 51% of Eligible Base Salary
                          51% x $250,000 =                                                    $ 127,500

                 2)       Consumer Performance
                          10% Maximum Consumer Performance Bonus Opportunity
                          65% Potential Consumer Performance Bonus Payout (from grid)

                          10% x 65% = 6.5% of Eligible Base Salary
                          6.5% x $250,000 =                                                   $  16,250

                 3)       RPTS Performance
                          10% Maximum RPTS Performance Bonus Opportunity
                          65% Potential RPTS Performance Bonus Payout (from grid)

                          10% x 65% = 6.5% of Eligible Base Salary
                          6.5% x $250,000 =                                                   $  16,250

                 4a)      Individual Performance - Diversity Objectives
                          20% Maximum Individual Performance Bonus Opportunity
                          25% Maximum Diversity Objectives
                          75% Potential Individual Performance Bonus Payout (from grid)

                          20% x 25% x 75% = 3.75% of Eligible Base Salary
                          3.75% x $250,000 =                                                  $   9,375

                 4b)      Individual Performance - Other MBOs
                          20% Maximum Individual Performance Bonus Opportunity
                          75% Maximum Diversity Objectives
                          75% Potential Individual Performance Bonus Payout (from grid)

                          20% x 75% x 75% = 11.25% of Eligible Base Salary
                          11.25% x $250,000 =                                                 $  28,125
                                                                                              ---------

                          TOTAL BONUS                                                         $ 197,500

===============================================================================
RYDER
                                                      PRESIDENT
                                                      CONSUMER TRUCK RENTAL
1996 INCENTIVE COMPENSATION PLAN                      PAGE 7
===============================================================================


BASE SALARY CALCULATION

For the purpose of bonus calculations, base salary is defined as the average annual rate of pay for the calendar year, excluding all other compensation paid to the employee during the year, e.g. bonus, commissions, employee benefits, moving expenses, and imputed income from company car, insurance, and amounts attributable to any of the Company's stock plans.

Average annual rate of pay for a participant whose base salary changes within the bonus year is calculated as shown below.

         BASE SALARY CALCULATION EXAMPLE

         Average annual rate of pay would be calculated as follows for a participant who begins a bonus year with a base salary of $244,280, then effective June 1 receives an increase to a base salary of $254,058:

         January 1 through May 31 of Bonus Year:
         ---------------------------------------

         31 + 29 + 31 + 30 + 31   =        152=.415 x $244,280/yr. = $ 101,376
         ----------------------            ---
                366 days                   366

         June 1 through December 31 of Bonus Year:
         -----------------------------------------

         366 - 152                =        215=.585 x $254,058/yr. = $ 148,624
         ---------                         ---                       ---------
         366 days                          366

       AVERAGE ANNUAL RATE OF PAY FOR BONUS YEAR =                   $ 250,000


SPECIAL ROE AWARD

One and one-half percent of the RSI NAT amount in excess of that required to reach 17% Return on Equity (ROE) will be credited to deferred compensation for Executive Committee members. This amount will be prorated based on each individual participant's earned salary (while in the eligible position) in relation to the sum of the earned salaries of all participants.

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RYDER
                                                       PRESIDENT
                                                       CONSUMER TRUCK RENTAL
1996 INCENTIVE COMPENSATION PLAN                       PAGE 8
===============================================================================



ADMINISTRATION

The Chairman, President, and Chief Executive Officer of RSI will administer this Incentive Compensation Plan.

BONUS YEAR

The bonus year is defined as the calendar year in which bonus awards are earned.

ELIGIBILITY

The President, Consumer Truck Rental, if employed in good standing at the time bonus payments are made, is eligible to participate in this plan. If the President, Consumer Rental has an agreement which specifically provides for incentive compensation other than that which is provided in this plan or is a participant in any other incentive compensation plan of RSI, its subsidiaries or affiliates, he/she is not eligible to participate in this plan.

Employees who are newly hired, promoted or transferred into or out of eligible positions and those who move from one eligibility level to another will receive pro rata bonus awards based on the average annual rate of pay in eligible positions, provided they are employed in good standing at the time bonus awards are distributed.

In addition, participants who leave the Company or Vehicle Leasing & Services Division (VLSD) during the bonus year under any of the following conditions may be eligible for pro rata bonus awards:

         - retirement under the provisions of one of the Company's retirement plans or the Social Security Act, or

         -       disability

Note: The spouse or legal representative of a deceased participant may be eligible for pro rata bonus awards as well.

BONUS ELIGIBILITY ON CHANGE OF CONTROL

Notwithstanding anything in this plan to the contrary, in the event of a Change of Control of the Company (as defined and adopted by the Board of Directors on August 18, 1995), the funds necessary to pay incentive awards will be placed in a trust administered by an outside financial institution.

The amount of each participant's incentive award will be determined in accordance with the provisions of the plan by a "Big 6" accounting firm chosen by the Company. Participants will receive bonus awards for actual time employed during the bonus year based upon: a) the greater of actual company performance or 80% of maximum company performance opportunity plus b) the greater of actual individual performance or 80% of maximum individual performance opportunity.

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RYDER
                                                     PRESIDENT
                                                     CONSUMER TRUCK RENTAL
1996 INCENTIVE COMPENSATION PLAN                     PAGE 9
===============================================================================



However, if the Company fails to verify incentive awards through a "Big 6" accounting firm, participants will receive 100% of their maximum company and individual performance opportunities based on actual time worked during the bonus year. The Company will be responsible for all legal fees and expenses which participants may reasonably incur in enforcing their rights under the plan in the event of a Change of Control of the Company.

Should a Change of Control occur during 1996, participants will receive instructions regarding the collection of incentive awards.

BONUS ELIGIBILITY ON TERMINATION

Participants leaving the Company or VLSD under any conditions other than those outlined in the Eligibility or Change of Control sections of this plan are not eligible for bonus awards for the bonus year in which they leave, nor are they eligible for awards for the preceding bonus year, if such awards have not yet been distributed.

BONUS PAYMENT

Shortly after the end of the calendar year and after considering the recommendations of the Administrator of the plan, the Compensation Committee of the Board of Directors or the Board of Directors of RSI will, in its sole discretion, determine the participants, if any, who will receive bonus awards and the amounts of such awards. Bonus award payments will be distributed to eligible participants following such Board or Committee approval and subsequent to certification of consolidated financial statements by an independent auditor.

BONUS FUNDING

Accruals based on bonus performance measures for the President, Consumer Truck Rental are excluded from funding limitations.

Bonus payout maximums are limited by the lower of the total earned opportunity provided under the plan or the amount of the accrual. Should the accrual not provide for bonus allotments under the plan, proration will be performed at the discretion of the Chairman, President and Chief Executive Officer of RSI. Unused monies may not be carried forward for subsequent bonus years.

DISCRETIONARY AWARDS

With the approval of the Board of Directors of RSI, the Chairman, President, and Chief Executive Officer of RSI has the authority to grant discretionary bonus awards for exemplary performance to non-participants or to enhance the awards of participants. Discretionary awards are not subject to the funding limitations of this plan.

While it is common to grant discretionary awards at the same time as regular awards, it may be appropriate, on occasion, to recognize an employee off-cycle due to extremely unusual performance. Off-cycle discretionary awards must be approved by the Chairman, President and Chief Executive Officer of RSI.

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RYDER
                                                      PRESIDENT
                                                      CONSUMER TRUCK RENTAL
1996 INCENTIVE COMPENSATION PLAN                      PAGE 10
===============================================================================




The total of all discretionary awards for employees under the RSI Headquarters Executive Management Incentive Compensation Plan, the VLSD field and headquarters bonus plans, the RSI SEVP & EVP - Development Incentive Compensation Plan, the Ryder International field and headquarters bonus plans, the Ryder Services Corporation Incentive Compensation Plan, the Automotive Carrier Division executive and field bonus plans, and the Division Presidents' bonus plans, including those granted off-cycle, may not exceed $530,000 per year.

AMENDMENTS

The Board of Directors of RSI, or the Compensation Committee, reviews RSI's, its subsidiaries' and affiliates' incentive compensation plans annually to ensure equitability both within the Company, and in relation to current economic conditions.

THE BOARD OF DIRECTORS, OR THE COMPENSATION COMMITTEE, RESERVES THE RIGHT TO AMEND, SUSPEND, TERMINATE OR MAKE EXCEPTIONS TO THIS PLAN AT ANY TIME.